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                                                                Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8, File Nos. 333-14915 and 333-50089.

                                                       ARTHUR ANDERSEN LLP

                                                   /s/ ARTHUR ANDERSEN LLP
New York, New York
October 13, 1998